Exhibit 99.1

Innovative Payment Solutions, Inc Acquires 10% Stake in Boston based Start-Up Frictionless Financial Technologies, Inc.

CARMEL, CA, JUNE 28, 2021 - Innovative Payment Solutions, Inc. (OTCQB: IPSI) (“Innovative” or the “Company”), a Southern California based fintech company focused on building a 21st century universal digital payment platform, IPSIPay™, today announced the acquisition of a 10% stake in Boston based startup Frictionless Financial Technologies, Inc. to collaborate on its suite of technologies.

William Corbett, CEO of Innovative Payment Technologies, Inc commented that “This investment into Frictionless Financial Technologies, Inc. will enhance, accelerate, complement and expand the late-stage development of our digital platform. We look forward to the roll-out later this summer of our all-in-one solution that will bring the unbanked, underbanked and anyone else to the digital world of sending payments across borders”.

About Frictionless Financial Technologies, Inc

Frictionless Financial Technologies, Inc (“FFT”) is a Boston-based, frictionless global payments enablement and software company. We provide financial products that improve people’s lives by delivering their most important and complex payments in an efficient manner. This is accomplished via a next-gen payments platform, combined with our proprietary software and global payments network partners.

About Innovative Payment Solutions, Inc

Innovative Payment Solutions, Inc. strives to offer cutting edge digital payment solutions for consumers and service providers. Innovative Payment Solutions Inc.’s ecosystem will span multiple devices such as self-service kiosks, mobile applications and POS terminals offering alternative payment methods to meet the needs of consumers and service providers. (investor.ipsipay.com)

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statement of historical fact contained in this press release are forward-looking statements. In some case, forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate, “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” or “will” or the or the negative of these terms or other comparable terminology and include statements regarding this agreement strengthening Innovative’s presence in Mexico and aiding underserved customers living in US and Mexico, statements regarding opportunity to break into digital payments market while also assisting retailers in the United States and Mexico in streamlining their operations and lowering costs, statements regarding Service Agreement with Red Efectiva as an opportunity to broaden our IPSIPay ecosystem and reach thousands of people in need of our services, statements regarding our universal digital payment platform and mobile technology making financial services more inclusive and affordable.

These forward-looking statements are based on expectations and assumptions as of the date of the press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectation include, among others, our ability to access mobile payments infrastructure via partnership with Red Efectiva, our ability to deliver financial services both locally and abroad, our ability to further expand across Central and South America in the near future, our ability to launch our kiosks rollout program in Southern California as has been previously planned before COVID-19, our ability to position Innovative for future profitability, the duration and scope of the COVID-19 outbreak worldwide, including the impact to the economy in California and Mexico, and the other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this release is provided only as of the date of this release, and the Company undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

For investor inquiries please call (866) 477-4729 or email investors@ipsipay.com.